UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ASA Limited

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

ASA LIMITED
400 South El Camino Real, Suite 710
San Mateo, California  94402

January __, 2011

Dear Shareholder,

You are cordially invited to attend the Annual General Meeting of Shareholders of ASA Limited to be held on March 10, 2011.  A the meeting, you will be asked to consider the election of directors and the ratification and approval of the appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending November 30, 2011.  You will also be asked to consider changing the name of the Company from ASA Limited to ASA Gold and Precious Metals Limited.  The Board of Directors has considered each of these proposals and unanimously recommends that you vote FOR each proposal.

During the meeting, management will present the Company’s audited financial statements for the fiscal year ended November 30, 2010.  Further details of the business to be transacted at the meeting can be found in the accompanying Notice of Annual General Meeting of Shareholders and Proxy Statement.  The Company invites you to attend the meeting in person.  Your vote is important.  Whether or not you are able to attend, it is important that your shares be represented at the meeting.  Accordingly, the Company asks that you please sign, date and return the enclosed proxy card at your earliest convenience.  As an alternative to using the proxy card to vote, you may submit your proxy by telephone or through the Internet.  Please follow the instructions on the enclosed proxy card.

On behalf of the Board of Directors and management of the Company, I extend our appreciation for your continued support.

Sincerely yours,

Michael Mead
Chairman of the Board

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS

While the Company strongly encourages you to read the full text of the enclosed Proxy Statement, the Company is providing the following brief overview of the proposals in the accompanying Proxy Statement in “question and answer” format, to help you better understand and vote on these proposals.  Your vote is important.  Please vote.

Question:                      Why are you sending me this information?

Answer:                      You are receiving these materials because on January __, 2011 you owned shares of ASA Limited and, as a result, have a right to vote on proposals relating to the Company at the Annual General Meeting of Shareholders to be held on March 10, 2011.

Question:                      What proposals will be acted upon at the meeting?

Answer:                      At the meeting, you will be asked: (1) to elect the Company’s Board of Directors; (2) to ratify and approve the appointment of Ernst & Young LLP, an independent registered public accounting firm, as the Company’s independent auditors for the fiscal year ending November 30, 2011, and to authorize the Audit and Ethics Committee of the Board of Directors to set the independent auditors’ remuneration; and (3) to approve changing the name of the Company from ASA Limited to ASA Gold and Precious Metals Limited.

Question:                      Why is the Company proposing to change its name?

Answer:                      The Company’s current name, ASA Limited, does not describe the nature of the Company’s business and operations.  The Company believes that many investors and other market participants are unaware that the Company invests in companies engaged in the exploration, mining or processing of gold and other precious metals and other gold and precious metals related investments.  The Board believes that changing the name of the Company from ASA Limited to ASA Gold and Precious Metals Limited would make the nature of the Company’s business and operations more transparent to investors and other market participants and may generate additional interest in the Company and its shares.

Question:                      How does the Board recommend that I vote?

Answer:                      After careful consideration, the Board recommends a vote FOR each proposal.

Question:                      How do I vote my shares?

Answer:                      Please indicate your voting instructions on the enclosed proxy card, sign and date the card, and return the card by mail in the postage-paid envelope provided.  As an alternative to voting the proxy card by mail, you may vote by telephone, through the Internet or in person.  To vote by telephone, please call the toll-free number listed on the proxy card.  To vote through the Internet, please access the website listed on the proxy card.  Please note that to vote by telephone or through the Internet, you will need the unique “control” number that appears on the enclosed proxy card.  If you will attend the meeting and vote in person, please let us know by calling 1-800-432-3378.  You will be required to provide valid identification in order to gain admission.

If you hold your shares in “street name” through a broker, bank or other nominee, you should contact your nominee with your instructions for attendance or voting at the meeting.  If you hold your shares in street name and you wish to vote in person at the meeting, you must request your nominee to provide you with a legal proxy in order to vote your shares at the meeting.

Question:                      When should I return my proxy?

Answer:                      The Company would like to receive your completed, signed and dated proxy as soon as possible.  You may also submit your proxy by telephone or through the Internet.  Because your vote is important to us, you may receive a call from the Company or The Altman Group, the Company’s proxy solicitor, reminding you to vote.

Question:                      What if I have other questions?

Answer:                      If you have any questions about any proposal or need assistance voting your shares, please call The Altman Group, the Company’s proxy solicitor, toll free at 1-877-896-3195.

ASA LIMITED
400 South El Camino Real, Suite 710
San Mateo, California 94402

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

March 10, 2011

NOTICE IS HEREBY GIVEN that the Annual General Meeting of Shareholders (the “Meeting”) of ASA Limited (the “Company”) will be held on March 10, 2011, at 10:00 a.m., Eastern Time, at the offices of K&L Gates LLP, 599 Lexington Avenue, 32nd Floor, New York, NY 10022, for the purpose of considering and acting upon the following business:

1.	To elect the Company’s Board of Directors;
2.
To ratify and approve the appointment of Ernst & Young LLP, an independent registered public accounting firm, as the Company’s independent auditors for the fiscal year ending November 30, 2011, and to authorize the Audit and Ethics Committee of the Board of Directors to set the independent auditors’ remuneration;

3.	To change the name of the Company from ASA Limited to ASA Gold and Precious Metals Limited; and
4.	Such other business as may properly come before the meeting or any adjournment or postponement thereof.
The Board unanimously recommends that shareholders vote FOR each proposal.

During the Meeting, management will also present the Company’s audited financial statements for the fiscal year ended November 30, 2010.

The Board of Directors has fixed the close of business on January __, 2011, as the record date for the determination of the shareholders of the Company entitled to receive notice of, and to vote at, the Meeting and any adjournment or postponement thereof.

By order of the Board of Directors,

Steven Schantz
Secretary

January __, 2011

YOUR VOTE IS IMPORTANT
NO MATTER HOW MANY SHARES YOU OWN

Whether or not you plan to attend the meeting in person, please vote your shares.  In order that your shares may be represented at the meeting, please vote your proxy as soon as possible either by mail, telephone, or via the Internet as indicated on the enclosed proxy card.  If voting by mail, you are requested to:

•	Indicate your instructions on the proxy card;
•	Date and sign the proxy card;
•	Mail the proxy card promptly in the enclosed envelope which requires no postage if mailed in the continental United States; and
•
Allow sufficient time for the proxy card to be received by 1:00 a.m. Eastern Time, on March 10, 2011.  (However, proxies received after this date may still be voted in the event of an adjournment or postponement to a later date.)

If you sign, date, and return the proxy card but give no voting instructions for any proposal(s), the proxies will vote FOR such proposal(s).  In order to avoid the additional expense of further solicitation, the Company asks your cooperation in mailing your proxy card promptly.

As an alternative to voting by mail, you may vote by telephone or through the Internet, as follows:

	To vote by telephone:		To vote through the Internet:
(1)	Read the proxy statement and have your proxy card at hand.	(1)	Read the proxy statement and have your proxy card at hand.
(2)	Call the toll free number that appears on your proxy card.	(2)	Go to the website that appears on your proxy card.
(3)	Enter the control number set forth on the proxy card and follow the simple instructions.	(3)	Enter the control number set forth on the proxy card and follow the simple instructions.

The Company encourages you to vote by telephone or through the Internet using the control number that appears on your enclosed proxy card.  Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation.  Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

If you have any questions regarding the proposals or need assistance voting your shares, please contact The Altman Group, the Company’s proxy solicitor, toll-free at 1-877-896-3195.

If the Company does not receive your voting instructions, you may be contacted by the Company or by The Altman Group.  The Company or The Altman Group will remind you to vote.

If you hold your shares in “street name” through a broker, bank or other nominee, you should contact your nominee with your instructions for attendance or voting at the meeting. If you hold your shares in street name and you wish to vote in person at the meeting, you must request your nominee to provide you with a legal proxy in order to vote your shares at the meeting.

____________________________________________

Important Notice Regarding the Availability of Proxy Materials
for the Annual General Meeting of Shareholders to be held on March 10, 2011.

The Proxy Statement and the Annual Report of the Company
for the fiscal year ended November 30, 2010, are available at www.asaltd.com/proxymaterial.

ASA LIMITED
400 South El Camino Real, Suite 710
San Mateo, California  94402
______________________________

PROXY STATEMENT
______________________________

ANNUAL GENERAL MEETING OF SHAREHOLDERS

March 10, 2011

SOLICITATION AND REVOCATION OF PROXIES

The enclosed proxy card is solicited by the Board of Directors (“Board”) of ASA Limited (the “Company”) for use at the Annual General Meeting of Shareholders (the “Meeting”) to be held on March 10, 2011, at 10:00 a.m., Eastern Time, at the offices of K&L Gates LLP, 599 Lexington Avenue, 32nd Floor, New York, NY 10022.  (The Meeting and any adjournments or postponements thereof are referred to herein as the “Meeting”.)  The proxy may be revoked by a shareholder at any time prior to its use at the Meeting by an instrument in writing delivered to the Secretary, ASA Limited, 400 South El Camino Real, Suite 710, San Mateo, California 94402 or delivered to him at the Meeting.

The expense of preparing, assembling, printing and mailing the Proxy Statement, proxy card and any other material used for the solicitation of proxies by the Board will be paid by the Company. In addition to the solicitation of proxies by use of the mails, directors and officers of the Company may solicit proxies by telephone, electronic communications or personal contact, for which they will not receive any additional compensation. The Company has retained The Altman Group, 60 East 42nd Street, Suite 916, New York, NY 10165 to assist in the solicitation of proxies. Such solicitation will primarily be by mail and telephone. The costs of the solicitation are estimated at approximately $21,000. The Altman Group will be reimbursed for out-of-pocket costs in connection with the solicitation. The Company will also reimburse brokers, nominees and fiduciaries that are registered owners of shares of the Company for the out-of-pocket and clerical expenses of transmitting copies of the proxy materials to the beneficial owners of such shares. The approximate mailing date of this Proxy Statement and the proxy card will be January __, 2011.

The Annual Report of the Company for the fiscal year ended November 30, 2010 accompanies this Proxy Statement.  If you have not received a copy of the Annual Report and would like to receive a copy free of charge, please contact Steven M. Schantz, Secretary, at ASA Limited, 400 South El Camino Real, Suite 710, San Mateo, California 94402 or by telephone at 1-800-432-3378.  You may also view the Annual Report on the Company’s website at www.asaltd.com/proxymaterial.

VOTING AT THE MEETING

Only registered shareholders at the close of business on January __, 2011 (the “Record Date”) will be entitled to vote at the Meeting. There were 19,440,000 Common Shares of the Company outstanding on that date, each of which entitles the holder to one vote. Each valid proxy received at or before the Meeting will be voted at the Meeting in accordance with the instructions on the proxy card. If a shareholder has signed a proxy card but no instructions are indicated, the named proxies will vote FOR each of the following proposals:  (1) to elect as directors each of the nominees listed on the proxy card; (2) to ratify and approve the appointment of Ernst & Young LLP, an independent registered public accounting firm, as the Company’s independent auditors for the fiscal year ending November 30,

2011, and to authorize the Audit and Ethics Committee of the Board of Directors to set the independent auditors’ remuneration; (3) to change the name of the Company from ASA Limited to ASA Gold and Precious Metals Limited; and (4) in their discretion, upon such other matters as may properly come before the Meeting.

Shareholders may return their proxies by mail, by touch-tone telephone, or through the Internet, or may vote in person at the Meeting. If your shares are registered in your name, the Company encourages you to return your proxy by telephone by calling toll free 1-877-896-3195 or, if you have Internet access, through the Internet at www.investorvote.com/asa.  When you return your proxy by telephone or through the Internet, your instructions are recorded immediately and there is no risk that postal delays will cause your proxy to arrive late and therefore not be counted.  If you hold your shares in “street name” through a broker, bank or other nominee, your nominee may allow you to provide voting instructions by telephone or through the Internet.  Please consult the materials you receive from your nominee prior to returning your proxy by telephone or through the Internet.  Shareholders who plan to attend the Meeting and vote in person should call 1-800-432-3378.  Shareholders who plan on attending the Meeting will be required to provide valid identification in order to gain admission.

If you have any questions regarding the proposals or need assistance voting your shares, please contact the Company’s proxy solicitor, The Altman Group, toll-free at 1-877-896-3195.

SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of the Record Date, the Company is not aware of any person or “group” (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), owning beneficially more than 5% of the Company’s outstanding Common Shares, except as follows:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares
Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112	2,829,403 (1)	14.6%
City of London Investment Management Company Limited 77 Gracechurch Street, London, England United Kingdom, EC3V 0AS	1,204,455 (2)	6.2%
WS Management, LLLP 4306 Pablo Oaks Court Jacksonville, FL 32224	1,103,900 (3)	5.7%

(1) The number of shares shown is based solely on the Form 13F filed by Lazard Asset Management LLC on November 8, 2010, reflecting information as of September 30, 2010, according to which Lazard Asset Management LLC has sole voting and investment power over those shares.

 (2)  The number of shares shown is based solely on the Form 13F filed by City of London Investment Management Company Limited on November 9, 2010, reflecting information as of September 30, 2010, according to which City of London Investment Management Company Limited has sole voting power over those shares.

(3)  The number of shares shown is based solely on the Form 13F filed by WS Management, LLLP on November 15, 2010, reflecting information as of September 30, 2010, according to which WS Management, LLLP has sole voting and investment power over those shares.

QUORUM AND REQUIRED VOTING

One-third (1/3) of the Company’s outstanding Common Shares present in person or by proxy and entitled to vote constitutes a quorum at the Meeting. If, within five minutes from the time scheduled for the Meeting, a quorum of shareholders is not present, the Meeting shall stand adjourned until such other day, time and place as the chairman of the Meeting may determine.

Assuming that a quorum is present at the Meeting, approval of each Proposal to be acted upon at the Meeting requires the affirmative vote of a majority of the votes cast at the Meeting, whether in person or by proxy.  Abstentions and “broker non-votes” (i.e., shares held by brokers, banks or other nominees as to which (i) instructions have not been received from the beneficial owner or persons entitled to vote and (ii) the broker, bank or nominee does not have discretionary voting power on a particular matter) will be counted for purposes of determining whether a quorum is present, but will be disregarded in determining the “votes cast” on a proposal.  Therefore, abstentions and “broker non-votes” will have no effect on the vote.

PROPOSAL 1

TO ELECT THE COMPANY’S BOARD OF DIRECTORS

At its January 12, 2011 meeting, the Board, upon the recommendation of the Nominating Committee, nominated the individuals listed below for election as directors, each to hold office as a director of the Company until the next Annual General Meeting of Shareholders. At the meeting, the Board also elected Mr. Michael Mead as Chairman of the Board to fill the vacancy created by the resignation of Mr. Julian Reid as Chairman and director, effective January 11, 2011.  All of the nominees (David Christensen, Phillip Goldstein, Andrew Pegge, Robert Pilkington and Michael Mead) currently serve as directors of the Company.  Each nominee has consented to being named in this proxy statement and to serve if elected. In the event that any of the nominees is unable or declines to serve as a director, an event that management does not anticipate, proxies may be voted at the Meeting for the election of another person in his stead or the Board may reduce the number of directors as provided in the Company’s Bye-Laws.  The persons named as proxies on the enclosed proxy card relating to the Meeting will vote FOR the election of the nominees listed below unless the shareholder specifically indicates on his or her proxy card a desire to vote against or abstain from voting with respect to any nominee.

The following is a list of each nominee, his age, address, principal occupation and present positions with the Company, including any affiliations with the Company, the length of service with the Company and other directorships held.  Unless otherwise noted, each nominee has engaged in the principal occupation listed in the following table for five years or more.

Name, Address (1) and Age	Position Held, Term of Office (2) and Length of Time Served	Principal Occupation During the Past Five Years	Other Directorships
Interested Nominee*:
David Christensen, 48	Director since 2008; President, Chief Executive Officer and Chief Investment Officer since February 2009
Vice President – Investments from May 2007 to February 2009; Vice President, Corporate Development of Gabriel Resources Ltd., an exploratory mining company, 2006 to 2008; independent financial consultant from 2003 to 2006; Director of Fundamental Equity Research for Credit Suisse First Boston, a financial services company, from 2002 to 2003.
Director of Hecla Mining Company, a precious metals mining company since 2003; Director of the Denver Gold Group, a non-profit industry association since 2010.
Independent Nominees**:
Phillip Goldstein, 65	Director since 2008
Investment advisor and principal of the general partner of six investment partnerships in the Bulldog Investors group of private funds since 1992; principal of Brooklyn Capital Management, the investment adviser for the Special Opportunities Fund since 2009.
Director of following closed-end funds: Mexico Equity and Income Fund since 2000; Brantley Capital Corporation since 2001; Special Opportunities Fund since 2009; and Korea Equity Fund since 2010.

Michael Mead, 58	Chairman (non-executive) since January 2011; Director since 2010.
Director, Global Equities from 2004 until retirement in 2008 with the Howard Hughes Medical Institute Investment Department, which manages the Institute’s endowment. Held other investment research and portfolio management positions from 1997 to 2004.
None

Andrew Pegge, 47	Deputy Chairman (non-executive) since February 2009; Director since 2008.	Director and Chief Executive Officer of Laxey Partners Limited, a global active value fund manager since 1999.	None

Name, Address (1) and Age	Position Held, Term of Office (2) and Length of Time Served	Principal Occupation During the Past Five Years	Other Directorships
Robert Pilkington, 65	Director since 2004 (ASA South Africa(3) from 1979 to 2005).	Investment banker and Managing Director of UBS Securities LLC and predecessor companies since 1985.	Director of Avocet Mining PLC, a gold mining company, since 1996.
_______________________
(1)	The address for each director is c/o ASA Limited, 400 South El Camino Real, Suite 710, San Mateo, California 94402.
(2)
Each director of the Company will serve as such until the next Annual General Meeting of Shareholders unless the director resigns or is disqualified.  Officers are elected by the Board of Directors annually.

(3)
On November 19, 2004, ASA Limited, a South African public limited liability company and the predecessor company to the Company (“ASA South Africa”), was reorganized into the Company, a Bermuda exempted limited liability company.

*	An “interested person” of the Company, as such term is defined in the Investment Company Act of 1940, as amended (“1940 Act”), by reason of being an officer of the Company.
**	Not an “interested person” of the Company (“Independent Director”).

Litigation Involving Directors

On October 17, 2009, the Massachusetts Secretary of State issued an “obey the law” cease and desist order against Mr. Goldstein and certain affiliated parties, and fined the parties $25,000, in connection with an alleged violation of Massachusetts law due to the parties making truthful information about certain unregistered investments available on a website and by sending an e-mail containing truthful material about such investments to an individual who requested it.  The parties filed an appeal of the Order on November 15, 2007 in the Massachusetts Superior Court which was upheld, and the parties further appealed the Order.  The Massachusetts Supreme Judicial Court upheld the Order on July 2, 2010, but held that the parties’ claim that the Order violated their First Amendment rights must be decided as part of the parties’ appeal of a separate lawsuit they filed against the Massachusetts Secretary of State.  The Massachusetts Supreme Judicial Court transferred the appeal of the lawsuit to itself on July 23, 2010, and the case is pending.

Required Vote: The election of directors requires the affirmative vote of a majority of the votes cast at the Meeting.

The Board unanimously recommends that you vote FOR each nominee listed in proposal 1.

EXECUTIVE OFFICERS

The current executive officers of the Company are David J. Christensen, whose biographical information is set forth above; Rodney Yee (50), Treasurer, Chief Financial Officer and Chief Operating Officer since September 2010; and Steven Schantz (57), Secretary, General Counsel and Chief Compliance Officer since September 2010.  Prior to joining the Company, Mr. Yee served as Chief Operating Officer and Chief Compliance Officer of CCM Partners, an investment adviser, from 2005-2010.  Prior to joining the Company, Mr. Schantz was vice-president and associate general counsel for Charles Schwab & Co., a brokerage company, from 2001 until 2009; senior counsel for Barclays Global Investors, N.A. from 1996 through 2001; and branch chief and enforcement attorney at the U.S. Securities and Exchange Commission (“Commission”) from 1990 through 1996.  The address of each executive officer is c/o ASA Limited, 400 South El Camino Real, Suite 710, San Mateo, CA 94402.

Mr. Lawrence G. Nardolillo served as the Company’s Treasurer and Chief Financial Officer until September 2010.  Mr. Nardolillo is the owner-sole member of LGN Group, LLC (“LGN”), 140 Columbia

Turnpike, 2nd Floor, Florham Park, NJ 07932, which until December 2010 provided certain administrative and shareholder services to the Company pursuant to the Amended and Restated Services Agreement between the Company and LGN (“Services Agreement”).  Fees paid to LGN during the Company’s fiscal year ended November 30, 2010 were $573,750.  The Company also paid $9,929 for the costs of Mr. Nardolillo’s medical insurance premiums and authorized a one-time payment to LGN in the amount of $615,000 in connection with the termination of the Services Agreement.  Mr. Paul K. Wustrack, Jr. served as the Company’s Secretary and Chief Compliance Officer until September 2010.

DIRECTOR COMPENSATION

Each director receives an annual retainer fee of $20,000 for his services as a director, except the Chairman of the Board, who receives an additional annual fee of $5,000.  Each director receives a fee of $4,000 for attendance at each in-person directors meeting and $1,000 for attendance at each telephonic directors meeting.  The Chairman of the Audit and Ethics Committee receives an annual fee of $2,000 for acting in that capacity and the Chairmen of the Compensation and Nominating Committees each receive an annual fee of $500 for acting in those capacities.  A director may receive additional fees for providing additional services as a director at the request of the Board.  A director whose first election to the Board was prior to January 1, 2008 qualifies to receive retirement benefits if he has served the Company or its predecessor, ASA South Africa, for at least twelve years prior to retirement. The annual retirement benefit is equal to 75% of the annual retainer fee paid to active directors, as it may be increased from time to time.  A director retiring after attaining the age of 70 is entitled to such retirement benefit for life; a director retiring before attaining such age is entitled to such retirement benefit for the lesser of life or the number of years he served as a director.

A summary of the compensation and benefits for the directors and executive officers of the Company for the fiscal year ended November 30, 2010 is shown below:

Name of Person & Position	Aggregate Compensation from Company	Pension or Retirement Benefits Accrued as Part of Company Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Company Paid to Director
Interested Director:
David Christensen, Director and President, Chief Executive Officer and Chief Investment Officer	$612,995(1),(2)	--	None	$39,000

Name of Person & Position	Aggregate Compensation from Company	Pension or Retirement Benefits Accrued as Part of Company Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Company Paid to Director
Independent Directors:
Phillip Goldstein, Director	$45,500(3)	--	None	$45,500
Andrew Pegge, Director	$42,000	--	None	$42,000
Michael Mead Director	$30,000	--	None	$30,000
Robert A. Pilkington, Director	$40,500	--	$15,000	$40,500
Other Officers:
Rodney Yee Treasurer, Chief Financial Officer and Chief Operating Officer	$69,924(1)	--	--	N/A
Steven Schantz Secretary, General Counsel and Chief Compliance Officer	$117,389(1)	--	--	N/A
Former Officers:
Lawrence G. Nardolillo, Treasurer and Chief Financial Officer	--(4)	--	--	N/A
Paul K. Wustrack, Jr., Secretary and Chief Compliance Officer	$359,375(5)	--	--	N/A
_______________________

(1) In the event the Company terminates the employment of any of the current executive officers other than for cause (except in connection with the winding-up and liquidation of the Company) or the executive officer resigns his employment for good reason, the Company will pay the executive officer a sum equal to 60% of his then-effective annual salary (100% in the event of the executive officer’s termination of employment in connection with a winding-up and liquidation of the Company).

(2) Aggregate compensation shown includes Mr. Christensen’s bonus for 2009.  It also includes a pro-rated portion of his life insurance premium.  Aggregate compensation shown includes the portion of Mr. Christensen’s bonus for fiscal year 2009 that was paid during fiscal year 2010.

(3) The amount shown for Mr. Goldstein includes additional fees paid to Mr. Goldstein for special projects that were approved by the Board.

(4) Mr. Nardolillo served as the Company’s Treasurer and Chief Financial Officer until September 2010.  Pursuant to the Services Agreement, LGN provided Mr. Nardolillo to serve as an officer of the Company.  Please see “Executive Officers” above for a discussion of payments made to LGN.

(5) Mr. Paul K. Wustrack, Jr. served as the Company’s Secretary and Chief Compliance Officer until September 2010.  In addition to the amount shown, Mr. Wustrack received an allowance of $42,398 for office expenses that he incurred in connection with his services to the Company and $8,112 for reimbursement of medical insurance premiums. Aggregate compensation shown includes Mr. Wustrack’s bonus for fiscal year 2009 of $75,000 that was paid during fiscal year 2010.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth, as of the Record Date, certain information regarding the beneficial ownership of Common Shares of the Company by each director, each executive officer, and all directors, and executive officers as a group, including the dollar range of the value of equity securities beneficially owned by each director.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percentage of Outstanding Shares	Aggregate Dollar Range of Share Ownership (2)
Interested Director:
David Christensen	600	*	$10,001-$50,000

Independent Directors:
Phillip Goldstein	900	*	$10,001-$50,000
Michael L. Mead	None	N/A	N/A
Andrew Pegge	N/A	N/A	N/A
Robert A. Pilkington	9,000	*	Over $100,000

Other Officers:
Rodney Yee	None	N/A	N/A
Steven Schantz	None	N/A	N/A

All Director and Executive Officers as a group:	10,500	*	N/A
_______________________

(1)	Each individual has sole voting and investment power over the shares shown opposite his name.

(2)	Valuation as of the Record Date.

*	The Common Shares shown for this individual or group constituted less than 1% of the Company’s outstanding Common Shares.

  BOARD OF DIRECTORS

Leadership Structure and Qualifications of Board of Directors

The Board has structured itself in a manner that it believes allows it to effectively perform its oversight function.  The Board of Directors is currently composed of five members, four of whom are Independent Directors. The Board of Directors has elected an Independent Director to serve as Chairman. The Chairman (i) coordinates the activities of the Independent Directors and leads the directors at Board meetings; (ii) works with the Company’s executive officers, including the Company’s Chief Compliance Officer, the Company’s legal counsel, and the chairmen of the Board’s committees, as necessary, to determine the agenda for Board and Committee meetings; (iii) serves as the principal contact for and facilitates communication between the Independent Directors and the Company’s management; and (iv) performs any other duties that the Board may delegate to the Chairman.  The Chairman also presides at separate meetings of the Independent Directors where various matters, including those being considered at Board meetings are discussed.

The Board meets in-person at regularly scheduled meetings four times throughout the year. In addition, the directors may meet in-person or by telephone at special meetings or on an informal basis at other times. As described below, the Board of Directors has established three standing committees: Compensation Committee, Audit and Ethics Committee and Nominating Committee. The Board of Directors also serves as the Company’s foreign custody manager in overseeing the custody of the Company’s assets outside of the U.S.

The directors have determined that the Board’s leadership structure, taking into account, among other things, its committee structure, which permits certain areas of responsibility to be allocated to the Independent Directors and the role of its Chairman described above, are appropriate given the characteristics and circumstances of the Company.  The Board believes that this structure enhances the Board’s oversight of, and independence from, management, the ability of the Board to carry out its responsibilities on behalf of the shareholders, and the Company’s overall corporate governance.

The Board of Directors has concluded that, based on each director’s experience, qualifications, character, integrity, attributes or skills on an individual basis and in combination with those of the other directors, each director should serve as a director. Among other attributes common to all directors is their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other directors and management of the Company, and to exercise reasonable business judgment in the performance of their duties as directors. In addition, the Board of Directors has taken into account the actual service and commitment of the directors during their tenure in concluding that each should continue to serve. A director’s ability to perform his duties effectively may have been attained through business, consulting, public service or academic positions; a director’s educational background or professional training; experience from service as a director of the Company, public companies, or non-profit entities or other organizations; or other experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each director that support the conclusion that each person should serve as a director.

Mr. Christensen was selected to be a director of the Company given his experience in the gold and precious metals and financial services industries.  Prior to joining the Company as an officer in 2007, Mr. Christensen was Vice President, Corporate Development at Gabriel Resources Ltd., a consultant to the mining industry, a Director of Fundamental Equity Research for Credit Suisse First Boston; Global Coordinator of Mining Research at Merrill Lynch, Portfolio Manager of Franklin Gold Fund and Precious Metals Fund for Franklin Templeton Group. He is also presently a director of Hecla Mining Company.

Mr. Goldstein was selected to be a director of the Company given his experience in the investment management industry and, in particular, closed-end funds.  Mr. Goldstein is an investment adviser and principal of the general partner of six private investment partnerships in the Bulldog Investors group of funds.   He is also a director of several closed-end funds.

Mr. Mead was selected to be a director of the Company given his experience in the financial services industry.  Mr. Mead was director of Global Equities for the Howard Hughes Medical Institute.

Mr. Pegge was selected to be a director of the Company given his experience in the financial services industry.  Mr. Pegge is a director and Chief Executive Officer of Laxey Partners Limited, a global active value fund manager.

Mr. Pilkington was selected to be a director of the Company given his experience in the gold and precious metals and financial services industries. Mr. Pilkington is an investment banker and managing director of UBS Securities LLC and predecessor companies.  He is also a director of Avocet Mining PLC, a gold mining company.

Risk Oversight

The Board of Directors is responsible for oversight of the risks associated with the Company’s operations including investment, compliance, operational and valuation risks. Risk oversight is addressed as part of various regular Board and Committee activities. Day-to-day risk management functions are the responsibilities of the Company’s management and other service providers (depending on the nature of the risk), which carry out the Company’s investment management and business affairs. Management and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider has its own independent interest in risk management, and its policies and methods of risk management will depend on its functions and business models. It is not possible to identify all of the risks that may affect the Company or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board of Directors, directly or through its committees, interacts with and reviews reports from, among others, the Company’s Chief Executive Officer, Chief Financial Officer and Chief Compliance Officer, the Company’s independent registered public accounting firm, other service providers and Company counsel, as appropriate, regarding risk management and compliance matters.

-  10 -

BOARD COMMITTEES

Audit and Ethics Committee

The current members of the Audit and Ethics Committee are Messrs. Pegge (Chairman), Goldstein and Mead, each of whom is an Independent Director (and an independent director as that term is defined in the rules of the New York Stock Exchange).  The Audit and Ethics Committee acts pursuant to a written charter, a current copy of which is available on the Company’s website at www.asaltd.com.  The responsibilities of the Audit and Ethics Committee include overseeing: (i) the Company’s accounting and financial reporting policies and practices; (ii) the Company’s internal controls and procedures; (iii) the integrity, quality and objectivity of the Company’s financial statements and the audit thereof; and (iv) the Company’s compliance with legal and regulatory requirements.  The Audit and Ethics Committee is directly responsible for the selection, compensation, oversight and, when appropriate, termination of the Company’s independent auditors (subject to applicable ratification by a majority of the Independent Directors and by the shareholders).  Attached as Appendix A is a copy of the Company’s Audit and Ethics Committee Report with respect to the Company’s audited financial statements for the fiscal year ended November 30, 2010.

Compensation Committee

The current members of the Compensation Committee are Messrs. Goldstein (Chairman), Pegge, Pilkington and Mead, each of whom is an Independent Director. It is the responsibility of the Committee to make recommendation to the Board regarding compensation of the Company’s executive officers and members of the Board.  The Committee develops guidelines, as deemed relevant to the compensation of the Chief Executive Officer and other officers of the Company; reviews at least annually the compensation and performance of the Chief Executive Officer; considers, in consultation with the Chief Executive Officer, the compensation and performance of other officers; makes recommendations to the Board with respect to compensation of the Chief Executive Officer and other officers; and reviews periodically director compensation and makes recommendations to the Board with respect to the form and amount of such compensation.

Nominating Committee

The current members of the Nominating Committee are Messrs. Pilkington (Chairman), Goldstein, Pegge and Mead, each of whom is an Independent Director.  The Nominating Committee is responsible for identifying qualified candidates for the Board and the committees of the Board.  The Nominating Committee acts pursuant to a written charter, a current copy of which is available on the Company’s website at www.asaltd.com. The responsibilities of the Nominating Committee include: (i) considering and evaluating the structure, composition and membership of the Board and each of its committees; (ii) evaluating and recommending the persons to be nominated by the Board for election as directors at the next Annual General Meeting of Shareholders and to fill vacancies on the Board as necessary; and (iii) evaluating and recommending directors to serve as members of the committees of the Board.

INFORMATION REGARDING THE COMPANY’S PROCESS FOR NOMINATING
DIRECTOR CANDIDATES

The Nominating Committee will recommend to the Board candidates for new or vacant Board positions based on its evaluation of which potential candidates are most qualified to serve and protect the interests of the Company’s shareholders and to promote the effective operations of the Board. In considering director candidates, the Nominating Committee may take into account a variety of factors, including whether the candidates: (i) are of the highest character and integrity; (ii) have distinguished records in their primary careers; (iii) have substantial experience and breadth of knowledge which is of relevance to the Company, particularly relating to gold and other precious minerals, finance, securities law, the workings of the securities markets, or investment management; (iv) have sufficient time available to devote to the affairs of the Company in order to fulfill their duties and responsibilities, including service on Board committees; (v) are committed to working collaboratively with other members of the Board in promoting the best long-term interests of shareholders; (vi) qualify as Independent Directors; and (vii) are free of any conflicts of interest that would interfere with the proper performance of their duties as directors.  The Nominating Committee has not adopted any specific policy on the issue of diversity, but will take into account in its consideration of new candidates to the Board, whether a candidate’s background, experience and skills will contribute to the diversity of the Board.  Different substantive areas may assume greater or lesser significance at particular times, in light of the Board’s present composition and the Nominating Committee’s (or the Board’s) perceptions about future issues and needs.

The Committee considers candidates from any source deemed appropriate by the Committee, including: (a) the Company’s current directors; (b) the Company’s officers; and (c) the Company’s shareholders. The Committee will not consider self-nominated candidates. The Committee may, but is not required to, retain a third party search firm to identify potential candidates.

The Nominating Committee will consider nominees recommended by shareholders on the basis of the same criteria used to consider and evaluate candidates recommended by other sources. Shareholders may send resumes of recommended persons to the Chairman – Nominating Committee of ASA Limited, c/o ASA Limited, 400 South El Camino Real, Suite 710, San Mateo, California 94402. The shareholder recommendation must be received at the above address no later than ______, 2011. The shareholder recommendation must be accompanied by all information relating to such candidate that is required to be disclosed in solicitations of proxies for the election of directors. In addition, the shareholder recommendation must be accompanied by the written consent of the candidate to stand for election if nominated by the Board and to serve if elected by the shareholders.

DIRECTOR ATTENDANCE AT MEETINGS

During the fiscal year ended November 30, 2010, there were eight meetings of the Board, five meetings of the Audit and Ethics Committee, four meetings of the Compensation Committee, and two meetings of the Nominating Committee.  Each director attended 75% or more of the meetings of the Board and the committees on which he served.

Although the Company does not have a policy on director attendance at the Annual General Meetings of Shareholders, directors are encouraged to attend. The 2010 Annual General Meeting of Shareholders was attended by all of the Company’s directors.

SHAREHOLDER COMMUNICATIONS

Shareholders may send written communications to the Company’s Board or to an individual director by mailing such correspondence to the Board or the individual director, as the case may be, c/o ASA Limited, 400 South El Camino Real, Suite 710, San Mateo, California 94402. Such communications must be signed by the shareholder and identify the number of shares held by the shareholder. Properly submitted shareholder communications will, as appropriate, be forwarded to the entire Board or to the individual director. Any shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act must also meet all the requirements of Rule 14a-8. See “Shareholder Proposals” below.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Exchange Act and Section 30(h) of the 1940 Act require the Company’s directors, officers and persons who beneficially own more than 10% of the Company’s Common Shares to file reports of ownership of the Company’s shares and changes in such ownership on Forms 3, 4, and 5 with the Commission. Such persons are required by Commission regulations to furnish the Company with copies of all such filings.  Based solely upon a review of the copies of such forms furnished, the Company does not know of any director, officer or person who beneficially owns more than 10% of the Company’s shares who, during the Company’s last fiscal year, failed to file on a timely basis the required reports.

PROPOSAL 2

RATIFICATION AND APPROVAL OF THE APPOINTMENT OF THE INDEPENDENT AUDITORS AND AUTHORIZATION OF THE AUDIT AND ETHICS COMMITTEE OF THE BOARD TO SET THE AUDITORS’ REMUNERATION

In accordance with Section 89 of the Companies Act 1981 of Bermuda, the Company’s shareholders have the authority to appoint the Company’s independent auditors and to authorize the Audit and Ethics Committee of the Board of Directors to set the auditors’ remuneration. The Audit and Ethics Committee has nominated Ernst & Young LLP (“Ernst & Young”), New York, NY, an independent registered public accounting firm, to serve as the Company’s independent auditors to audit the accounts of the Company for the fiscal year ending November 30, 2011. The Board, including a majority of Independent Directors, has ratified their nomination and has directed that their selection be submitted to the Company’s shareholders for ratification and approval of appointment.

In the opinion of the Audit and Ethics Committee, the services provided by Ernst & Young are compatible with maintaining the independence of the Company’s independent registered public accounting firm. Ernst & Young has informed the Company that, in its professional judgment, it is not aware of any relationships between Ernst & Young and the Company that may reasonably be thought to bear on its independence.

A representative of Ernst & Young is expected to be present at the Meeting to respond to appropriate questions and will be given the opportunity to make a statement if he or she desires to do so.

Audit and Non-Audit Fees

Aggregate fees billed by Ernst & Young for professional services rendered to the Company for the fiscal years ended November 30, 2010 and November 30, 2009 are set forth below.

	Fiscal Year 2010	Fiscal Year 2009
Audit Fees	$99,000	$99,000
Audit-Related Fees	0	0
Tax Fees	6,000	5,775
All Other Fees	0	0
Total	$105,000	$104,775

Audit Fees include the aggregate fees billed for professional services rendered by the independent auditors for the audit of the Company’s annual financial statements and review of the semi-annual financial statements and services rendered in connection with statutory or regulatory filings, including the annual and semi-annual reports.

Audit-Related Fees include the aggregate fees billed for assurance and related services by the independent auditors that are reasonably related to the performance of the audit or review of the financial statements.

Tax Fees include the aggregate fees billed for professional services rendered by the independent auditors in connection with tax compliance, tax advice and tax planning. The figures for 2010 and 2009 include fees billed for U.S. tax advisory services.

All Other Fees include the aggregate non-audit fees not disclosed above that were billed for projects and services provided by the independent auditors.

The aggregate fees billed by Ernst & Young for non-audit services rendered to the Company for the fiscal years ended November 30, 2010 and November 30, 2009 were $6,000 and $5,775, respectively.

Policy on Audit and Ethics Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditors

The Audit and Ethics Committee of the Company has the sole authority to pre-approve all audit and non-audit services to be provided by the independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)B of the Exchange Act which are approved by the Committee prior to the completion of the audit. During the fiscal year ended November 30, 2010, there were no services included in Audit-Related Fees, Tax Fees and All Other Fees that were approved by the Audit and Ethics Committee pursuant to the de minimis exception provided in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. Any individual project that does not exceed $25,000 may be pre-approved by the chair of the Audit and Ethics Committee. Any such pre-approval by the chair of the Audit and Ethics Committee must be presented to the full Committee at its next scheduled meeting. Any proposed services exceeding that cost level require specific pre-approval by the Audit and Ethics Committee. Pre-approval of audit and non-audit services shall not be required if the engagement to render the services is entered into pursuant to pre-approved policies and procedures established by the Audit and Ethics Committee, provided the Committee is informed of each such service. The Audit and Ethics Committee has not established such policies and procedures.

Required Vote: The ratification and approval of the appointment of the Company’s independent auditors and the authorization for the Audit and Ethics Committee to set the auditors’ remuneration requires the affirmative vote of a majority of the votes cast at the Meeting.

The Directors unanimously recommend that you vote FOR proposal 2.

PROPOSAL 3

TO APPROVE A PROPOSAL TO CHANGE THE NAME OF THE COMPANY FROM ASA LIMITED TO ASA GOLD AND PRECIOUS METALS LIMITED

The Company’s current name, ASA Limited, does not describe the nature of the Company’s business and operations.  As such, many investors and other market participants are unaware that the Company invests in companies engaged in the exploration, mining or processing of gold and other precious metals and other gold and precious metals related investments.  The Company surveyed the names of other companies in the gold and precious metals sector, and most include gold and/or precious metals in their names.  The Board believes that changing the name of the Company from ASA Limited to ASA Gold and Precious Metals Limited would make the nature of the Company’s business and operations more transparent to investors and other market participants and generate additional interest in the Company and its shares. If the name change is approved, the Company expects that the name change will become effective within 30 days of shareholder approval.  If the name change is approved, at least 80% of the Company’s assets will be invested in (1) companies engaged in the exploration, mining or processing of gold and other precious metals and (2) other gold and precious metals related investments. The name change will not result in any changes to the Company’s current investment objective or policies.

Required Vote: Approval to change the name of the Company from ASA Limited to ASA Gold and Precious Metals Limited requires the affirmative vote of a majority of the votes cast at the Meeting.

The Directors unanimously recommend that you vote FOR proposal 3.

PRESENTATION OF FINANCIAL STATEMENTS

In accordance with Section 84 of the Companies Act 1981 of Bermuda, the Company’s audited financial statements for the fiscal year ended November 30, 2010 will be presented at the Meeting. These statements have been approved by the Company’s Board. There is no requirement under Bermuda law that such statements be approved by the shareholders, and no such approval will be sought at the Meeting.

ADDITIONAL INFORMATION

The principal executive office of the Company is located at 400 South El Camino Real, Suite 710, San Mateo, California 94402.   The Company is internally managed and does not engage an outside investment adviser.

Kaufman Rossin Fund Services, LLC, located at 2699 South Bayshore Drive, 9th Floor, Miami, FL 33133, provides accounting services to the Company.

SHAREHOLDER PROPOSALS

In order for a shareholder proposal to be included in the Company’s proxy statement and proxy card for the 2012 Annual General Meeting, the proposal must be received no later than ________, 2011.  The timely submission of a proposal does not guarantee its inclusion in the Company’s proxy materials.

Under Rule 14a-8 of the Exchange Act, if a shareholder wishes to present a proposal for consideration at the 2012 Annual General Meeting without inclusion of such proposal in the Company’s proxy statement and proxy card, the notice of such proposal must be received no later than _______, 2011. If notice of such proposal is not received by _______, 2011, management proxies may use their discretionary authority to vote on such proposal. Bermuda law provides that only registered shareholders holding not less than 5% of the total voting rights in the Company or 100 registered shareholders together may require a proposal to be submitted to an annual general meeting. Generally, notice of such a proposal must be deposited at the registered office of the Company (ASA Limited, Canon’s Court, 22 Victoria Street, Hamilton HM 12, Bermuda) no less than six weeks before the date of the meeting, unless the meeting is subsequently called for a date six weeks or less after the notice has been deposited.

OTHER MATTERS

The management of the Company knows of no other business that will be presented for consideration at the Meeting, but should any other matters requiring a vote of shareholders arise, the persons named as proxies will vote thereon in accordance with their best judgment.

January __, 2011

APPENDIX A

ASA LIMITED

AUDIT AND ETHICS COMMITTEE REPORT

The Audit and Ethics Committee (“Committee”) of the Board of Directors of ASA Limited (the “Company”) was created to assist the Board of Directors in its oversight of matters relating to accounting and financial reporting, internal control over financial reporting, the integrity, quality and objectivity of the Company’s financial statements and the independent audit thereof, the Company’s independent auditors, and certain legal and regulatory compliance. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements and for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out a proper audit.  The independent auditors report directly to the Committee and are ultimately accountable to the Board of Directors and the Committee.  It is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles.  In carrying out its responsibilities, the members of the Committee are entitled to rely, in good faith, on (1) the integrity of those persons and organizations inside and outside the Company from which the Committee receives information and (2) the accuracy of the financial and other information provided and representations made to the Committee by such persons or organizations.

The Committee has reviewed the Company’s audited financial statements for the fiscal year ended November 30, 2010. In conjunction with its review, the Committee has met with the management of the Company to discuss the audited financial statements. In addition, the Committee has discussed with Ernst & Young LLP, the independent auditors, the matters required pursuant to Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, and has received the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the Committee concerning independence. The Committee has also discussed with Ernst & Young LLP the independence of Ernst & Young LLP.

Based upon this review and related discussions, and subject to the limitation on the role and responsibilities of the Committee set forth in the Audit and Ethics Committee Charter, the Committee recommended to the Company’s Board of Directors that the audited financial statements be included in the Company’s Annual Report for the fiscal year ended November 30, 2010.

This report has been approved by all of the members of the Committee (whose names are listed below), each of whom has been determined to be independent as defined in the New York Stock Exchange’s listing standards.

January ___, 2011

Andrew Pegge (Chairman)
Phillip Goldstein
Michael Mead

ASA LIMITED

Electronic Voting Instructions
You can return your proxy via the Internet or by
telephone! Available 24 hours a day, 7 days a week!
Instead of returning your proxy by mail, you may choose one of the two methods outlined below to return your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted via the Internet or by telephone must be received by 1:00 a.m., Eastern Time, on March 10, 2010.
Return your proxy via the Internet
● Log on to the Internet and go to
www.investorvote.com/asa
● Have your proxy card in hand when you log on and follow the steps outlined on the secured website.
Return your proxy by telephone

● Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
● Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in	☒
this example. Please do not write outside the designated areas.

ASA Limited — Annual General Meeting Proxy Card

IF YOU HAVE NOT RETURNED YOUR PROXY VIA THE INTERNET OR BY TELEPHONE, DETACH ALONG THE PERFORATION, AND MARK, SIGN, DATE AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A	PROPOSALS — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES LISTED IN PROPOSAL 1 AND “FOR” PROPOSALS 2, 3 AND 4.

1.	Election of Directors:	For	Against	Abstain			For	Against	Abstain

	01 – D. Christensen	☐	☐	☐	2.
To ratify and approve the appointment of Ernst & Young LLP, an independent registered public accounting firm, as the Company’s independent auditors for the fiscal year ending November 30, 2011, and to authorize the Audit and Ethics Committee of the Board of Directors to set the independent auditors’ remuneration.

							☐	☐	☐

	02 – P. Goldstein	☐	☐	☐

	03 – M. Mead	☐	☐	☐	3.	To approve a proposal to change the name of the Company from ASA Limited to ASA Gold and Precious Metals Limited.	☐	☐	☐

	04 - A. Pegge	☐	☐	☐	4.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment or postponement of the Meeting.

	05 – R. Pilkington	☐	☐	☐

B	Non-Voting Items

Change of Address — Please print new address below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign exactly as name appears on this proxy. Joint shareholders should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian or custodian, please give full title. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person indicating title.
Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

0150GC

ASA LIMITED
RETURN YOUR PROXY VIA THE INTERNET OR BY TELEPHONE

Dear Shareholder:

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.

ASA Limited encourages you to return your proxy electronically via the Internet or by telephone, both of which are available 24 hours per day, seven days per week.  If you return your proxy electronically via the Internet or by telephone, you do NOT need to mail your proxy card.

•
To return your proxy electronically via the Internet, go to the Website: www.investorvote.com/asa and follow the prompts. You must use the information printed in the title bar on the reverse side of this card.

•	To return your proxy by telephone, use a touch-tone telephone and call 1-800-652-8683. You must use the information printed in the title bar on the reverse side of this card.

If you have any questions regarding the proposals or need assistance returning your proxy, please contact The Altman Group, which is assisting ASA Limited, at 1-877-896-3195 (call toll-free).

Thank you for your prompt attention to this request.

IF YOU HAVE NOT RETURNED YOUR PROXY VIA THE INTERNET OR BY TELEPHONE, DETACH ALONG THE PERFORATION, AND MARK, SIGN, DATE AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

ASA Limited — Annual General Meeting Proxy Card

This proxy is being solicited on behalf of the Board of Directors of ASA Limited (the “Company”).

The undersigned hereby appoints as proxies Rodney Yee and Steven Schantz, and each of them (with power of substitution), to vote all of the undersigned’s shares in the Company held on the record date at the Annual General Meeting of Shareholders to be held on March 10, 2011 at 10:00 a.m., Eastern Time, at the offices of K&L Gates LLP, 599 Lexington Avenue, 32nd Floor, New York, NY 10022, and any adjournments or postponements thereof (the “Meeting”), with all the power the undersigned would have if personally present.

The shares represented by this proxy will be voted as instructed.  Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” each Proposal, with discretionary power to vote upon such other business as may properly come before the Meeting.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED AS THE BOARD RECOMMENDS.

(Continued, and please sign, on reverse side.)